                                                                   EXHIBIT 10.3

                              AMENDMENT TO PLEDGE
                             AND SECURITY AGREEMENT

         This Amendment to Pledge and Security Agreement is dated as of April 30, 2002 (this "Amendment") and amends the Pledge and Security Agreement, dated as of May 14, 2001 (as amended, supplement or modified from time to time, the "VGR Pledge and Security Agreement"), between VGR Holding Inc., a Delaware corporation (the "Company"), and The Bank of New York, as successor in interest to United States Trust Company of New York, a New York banking corporation, as Collateral Agent on behalf of the Holders of the 10% Senior Secured Notes due March 31, 2006 (the "Notes"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the VGR Pledge and Security Agreement.

         WHEREAS, pursuant to the Second Amendment to Note Purchase Agreement and New Note Purchase Agreement (the "New Note Purchase Agreement"), dated as of the date hereof, by and among the Company and the other signatories thereto, the Company and the Majority Holders have approved the issuance of an additional $30,000,000 in Notes and desire to amend the VGR Pledge and Security Agreement as set forth herein; and

         WHEREAS, the Company will realize direct and indirect benefits as a result of the New Note Purchase Agreement and the other Note Documents and the transactions described therein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AMENDMENTS TO VGR PLEDGE AND SECURITY AGREEMENT.

         (a) The following definitions in Section 1 of the VGR Pledge and Security Agreement are hereby amended by deleting such definitions in their entirety and inserting in lieu thereof the following:

         "'Commercial Tort Claim' has the meaning ascribed thereto in the Uniform Commercial Code.

         'VTUSA' shall mean Vector Tobacco Inc., a Virginia corporation."

         (b) The following definitions are hereby added to the VGR Pledge and Security Agreement:

         "'Brands' means Vector Liggett Brands Inc., a Delaware corporation, and any successor thereto.

         'Brands Convertible Securities' means any securities that are convertible into or exchangeable for Equity Interests of Brands.

         'Initial Pledged Brands Shares' means all Equity Interests of Brands represented by the certificates of Brands identified in Annex 1 hereto."

         (c) The definition of "Secured Obligations" in Section 1 of the VGR Pledge and Security Agreement is hereby amended by deleting the definition of "Secured Obligations" in its entirety and inserting in lieu thereof the following:

         "'Secured Obligations' means, collectively, all obligations and liabilities of any kind or nature, present or future, absolute or contingent, of (i) the Company arising under the Note Documents, (ii) NV Holdings arising under the NV Holdings Pledge Agreement or any other undertaking or agreement delivered by NV Holdings in connection with any other Note Document, (iii) VTUSA arising under any undertaking or agreement delivered by VTUSA in connection with any Note Document, (iv) Brooke Overseas arising under any undertaking or agreement delivered by Brooke Overseas in connection with any Note Document, (v) New Valley arising under any undertaking or agreement delivered by New Valley in connection with any Note Document, (vi) Brooke Holding arising under the Brooke Holding Pledge Agreement or any other undertaking or agreement delivered by Brooke Holding in connection with any other Note Document, (vii) Research arising under any undertaking or agreement delivered by Research in connection with any Note Document, (viii) Vector arising under the Vector Pledge Agreement or any other undertaking or agreement delivered by Vector in connection with any other Note Document, (ix) Liggett arising under the Liggett Guarantee, the Liggett Subordination Agreement or any other undertaking or agreement delivered by Liggett in connection with any other Note Document and (x) Brands arising under any undertaking or agreement delivered by Brands in connection with any Note Document."

         (d) Section 2(o) of the VGR Pledge and Security Agreement is hereby amended by deleting Section 2(o) in its entirety and inserting in lieu thereof the following:

         "(o) as of the date hereof: (i) there are 22,881,406 shares of New Valley Common Stock issued and outstanding and such shares are the only issued and outstanding Equity Interests of New Valley and (ii) there are no issued and outstanding New Valley Convertible Securities, and New Valley is not subject to any obligation, contingent or otherwise, to issue in the future any additional Equity Interests or any such New Valley Convertible Securities except:

                  (1) warrants exercisable for 17,867,499 shares of New Valley Common Stock; and

                  (2) options to purchase 65,333 shares of New Valley Common Stock and options to purchase warrants exercisable for 584,000 shares of New Valley Common Stock."

         (e) Section 2 of the VGR Pledge and Security Agreement is hereby amended by adding the following clauses:

         "(kk)    as of April 30, 2002, (i) the Initial Pledged Brands Shares
are the only issued and outstanding Equity Interests of Brands and (ii) there are no issued and outstanding

Brands Convertible Securities, and Brands is not subject to any obligation, contingent or otherwise, to issue in the future any additional Equity Interests or any such Brands Convertible Securities; and

         (ll) the Initial Pledged Brands Shares are duly authorized, validly issued, fully paid and nonassessable."

         (f) Article 5 of the VGR Pledge and Security Agreement is hereby amended by adding Section 5.18 as follows:

         "5.18    Commercial Tort Claims  The Company shall promptly notify the
Collateral Agent of any Commercial Tort Claims it possesses promptly upon obtaining actual knowledge that it possesses such Commercial Tort Claim and shall upon the request of the Collateral Agent or the Majority Holders execute and deliver all agreements, instruments, financing statements and other documents necessary for the Collateral Agent to perfect a security interest in such Commercial Tort Claim."

         (g) The Annexes to the VGR Pledge and Security Agreement are hereby deleted in their entirety and replaced with the Annexes attached hereto.

         2. CONFIRMATION OF LIEN. The Company hereby confirms that pursuant to the VGR Pledge and Security Agreement, as amended by this Amendment, the Company has granted a lien on and a security interest in the Collateral as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations.

         3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that the representations and warranties in Section 2 of the VGR Pledge and Security Agreement, are true and correct in all material respects as of the date hereof (except to the extent that any such representations or warranties apply to conditions existing at a particular date).

         4. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the VGR Pledge and Security Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         5. REFERENCE TO VGR PLEDGE AND SECURITY AGREEMENT. Each reference in the VGR Pledge and Security Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the VGR Pledge and Security Agreement, and each reference in the Note Documents and all ancillary documents thereto to the "BGLS Pledge Agreement," "thereunder", "thereof", or words of like import shall mean and be a reference to such Brooke Pledge and Security Agreement as amended by this Amendment.

         6. SUCCESSORS. All agreements of the parties to this Amendment and Purchase Agreement shall bind their respective successors.

         7. COUNTERPARTS. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         8. GOVERNING LAW. THIS AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         9. SEVERABILITY. In case any one or more of the provisions in this Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         10. HEADINGS. The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part of this Amendment and shall in no way modify or restrict any of the term or provisions of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       VGR HOLDING INC.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President


                                       THE BANK OF NEW YORK, as Collateral Agent



                                       By: /s/ Patricia Gallagher
                                          --------------------------------------
                                       Name:  Patricia Gallagher
                                       Title: Authorized Signatory

                                                                         ANNEX 1


                                  PLEDGED STOCK

ISSUER                        Certificate Nos.           REGISTERED OWNER            NUMBER OF SHARES
------                        ----------------           ----------------            ----------------
New Valley Corporation        NV 1712                    VGR Holding Inc.            83,628 shares of common
                                                                                     stock, par value $.01
                                                                                     per share.

New Valley Corporation        NV 1710                    VGR Holding Inc.            1,974 shares of common
                                                                                     stock, par value $.01
                                                                                     per share.

New Valley Corporation        W 2096                     VGR Holding Inc.            5,924 warrants to
                                                                                     purchase shares of
                                                                                     Common Stock, par value
                                                                                     $.01 per share.

New Valley Corporation        W 2098                     VGR Holding Inc.            1,254,425 warrants to
                                                                                     purchase shares of
                                                                                     Common Stock, par value
                                                                                     $.01 per share.

Vector Tobacco Inc.           1                          VGR Holding Inc.            100 shares of common
                                                                                     stock, par value $.01
                                                                                     per share.

Brooke (Overseas) Ltd.        2                          VGR Holding Inc.            10 shares of common
                                                                                     stock, par value $.01
                                                                                     per share.

Vector Research Ltd.          2                          VGR Holding Inc.            100 shares, $.01 par
                                                                                     value per share.

Brooke Group Holding Inc.     2                          VGR Holding Inc.            1,000 shares, $.10 par
                                                                                     value per share.

New Valley Holdings, Inc.     1                          VGR Holding Inc.            100 shares, $.01 par
                                                                                     value per share.

Liggett Vector Brands Inc.    1                          VGR Holding Inc.            100 shares, $.01 par
                                                                                     value per share.



                                                                         ANNEX 2

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         UNIFORM COMMERCIAL CODE FILINGS

                           Delaware Secretary of State

                          PATENT AND TRADEMARK FILINGS

                                      None

                    ACTIONS WITH RESPECT TO STOCK COLLATERAL

Delivery to Collateral Agents of certificates representing Pledged Stock in the State of New York along with a stock power endorsed in blank.

                                  OTHER ACTIONS

1. Execution and delivery of the Account Control Agreement by the Company, the Collateral Agent and the securities intermediary party thereto.


2. Delivery of pledged notes to the Collateral Agent in New York with effective endorsements in blank.

                                                                         ANNEX 3

                             CHIEF EXECUTIVE OFFICE

                                LIST OF LOCATIONS


100 S.E. Second Street
Miami, Florida  33131

                                                                         ANNEX 4

                             INTELLECTUAL PROPERTY

         None.

                                                                         ANNEX 5

                                   INSTRUMENTS

$175,000,000 Secured Revolving Demand Promissory Note, dated as of March 6, 2001 (as amended, supplemented or otherwise modified from time to time), made by Vector Tobacco Inc. and Vector Tobacco Ltd. in favor of VGR Holding Inc. and Vector Group Ltd.

                                                                         ANNEX 6

                                DEPOSIT ACCOUNTS

Account #01596108029 at Bank of America, N.A.